EXHIBIT 10.3

EXECUTION VERSION

FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED COOPERATION AGREEMENT

This First Amendment, dated as of May 6, 2025 (this “Amendment”), to the Fourth Amended and Restated Cooperation Agreement is by and among Avis Budget Group, Inc. (the “Company”) and the entities set forth on Schedule A hereto (together with their Affiliates, “SRS”).

WHEREAS, the Company and SRS have previously entered into that certain Fourth Amended and Restated Cooperation Agreement dated as of December 23, 2022 (the “Agreement”), with respect to certain matters relating to the Board of Directors of the Company and certain other matters, as provided therein; and

WHEREAS, the Company and SRS desire to make the amendment to the Agreement as set forth herein.

NOW THEREFORE, in consideration of the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and SRS wish to amend the Agreement on the terms set forth herein, and agree as follows:

1. Amendment to the Agreement.

(a) Section 4(b) of the Agreement is amended and restated for purposes of the Company’s 2025 annual meeting of stockholders, but for no other purpose, to read as set forth below (with additions shown in bold underscored text and deletions shown in ~~bold strikethrough~~ text):

In the event SRS Beneficially Owns (as a result of buybacks or repurchases by or on behalf of the Company, purchases by SRS, or otherwise) the right to exercise voting rights attached to Voting Securities in excess of 35% of the outstanding Voting Securities (the “Excess Voting Rights”), and for so long as SRS continues to (i) have the right to exercise such Excess Voting Rights and (ii) Beneficially Own more than 35% of the outstanding Voting Securities, SRS shall (A) on each and every matter that is submitted to the stockholders of the Company for their vote and with respect to which the Excess Voting Rights may be voted by SRS, exercise such Excess Voting Rights in the same proportion in which all other Voting Securities voted on such matter are voted (~~treating broker non-votes and abstentions as votes “against” (except with respect to votes of the stockholders of the Company for the election of directors) and~~ without taking into consideration, in determining such proportions, (x) any Voting Securities that are not voted or with respect to which a “non-vote” or abstention is exercised or registered and (y) any Voting Securities that are voted by SRS on such matter), and (B) take reasonable steps to cooperate with the Company in order to exercise such Excess Voting Rights in the manner contemplated by this Section 4(b).

2. Defined Terms. All capitalized terms used in this Amendment but not specifically defined herein shall have the same meanings given such terms in the Agreement.

3. Ratification of Agreement. Except as set forth herein, the Agreement shall remain unmodified and in full force and effect (it being understood, for the avoidance of doubt, that any provision of the Agreement that terminated prior to the date hereof shall remain terminated and not be deemed affected by the execution hereof).

4. Counterparts. This Amendment may be executed in two or more counterparts, which together shall constitute a single agreement.

5. Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without reference to the conflict of laws principles thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto have executed this Amendment or caused the same to be executed by its duly authorized representative as of the date first above written.

Avis Budget Group, Inc.

By:	/s/ Jean M. Sera
	Name: Title:	Jean M. Sera Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary

[Signature Page to First Amendment to the Fourth Amended and Restated Cooperation Agreement]

SRS Investment Management, LLC

By:	/s/ David B. Zales
	Name: Title:	David B. Zales General Counsel

SRS Partners Master Fund LP

By:	/s/ David B. Zales
	Name: Title:	David B. Zales General Counsel

SRS Special Opportunities Master II, LP

By:	/s/ David B. Zales
	Name: Title:	David B. Zales General Counsel

SRS Long Opportunities Master Fund, LP

By:	/s/ David B. Zales
	Name: Title:	David B. Zales General Counsel

[Signature Page to First Amendment to the Fourth Amended and Restated Cooperation Agreement]

SCHEDULE A

SRS Investment Management, LLC

SRS Partners Master Fund LP

SRS Special Opportunities Master II, LP

SRS Long Opportunities Master Fund, LP